UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 16, 2013
Date of Report (Date of earliest event reported)

 ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3738 Oak Lawn Avenue,
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On May 16, 2013, Energy Transfer Partners, L.P. (the “Partnership”) issued a press release announcing that it commenced an offer to exchange any and all of Southern Union Company's outstanding 7.60% Senior Notes due 2024, 8.25% Senior Notes due 2029 and Junior Subordinated Notes due 2066 (collectively, the “Existing Notes”) for the Partnership's new 7.60% Senior Notes due 2024, 8.25% Notes due 2029 and Floating Rate Junior Subordinated Notes due 2066 and a solicitation of consents to amend the terms of the indentures that govern the Existing Notes. Pursuant to Rule 135c under the Securities Act, the Partnership is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of the Exhibit
99.1	Press release, dated May 16, 2013, announcing the Exchange Offers and Consent Solicitations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2013	Energy Transfer Partners, L.P.
	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C., its general partner
/s/ Martin Salinas, Jr.
Martin Salinas, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
99.1	Press release, dated May 16, 2013, announcing the Exchange Offers and Consent Solicitations.